Exhibit 99.1

NGP Capital Resources Company
(NASDAQ: NGPC)

NGPC

PROVIDING GROWTH CAPITAL FOR DIVERSE INDUSTRIES


an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

EnerCom – The Oil & Gas Conference 2012

Forward Looking Statements NGPC NGP Capital Resources Company Page 2 This presentation may contain forward - looking statements . These forward - looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission . Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward - looking statements . Undue reliance should not be placed on such forward - looking statements as such statements speak only as of the date on which they are made . We do not undertake to update our forward - looking statements unless required by law . Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing . Such information and other information about the company is available in our annual report on Form 10 - K, our quarterly reports on Form 10 - Q and in prospectuses we issue from time to time in connection with our offering of securities . Such materials are filed with the SEC and copies are available on the SEC's website, www . sec . gov . Prospective investors should read such materials carefully before investing . Past performance is not indicative of future results .

Agenda NGPC NGP Capital Resources Company Page 3 Company Overview Investment Criteria Financial / Investor Update Partnering with NGPC

Company Overview NGPC NGP Capital Resources Company Page 4 Description and Brief History • Publicly - traded business development company focused on providing debt and equity capital to companies within the energy sector as well as various sectors within the broader middle market • Established in November 2004 as an affiliate of NGP Energy Capital Management, a premier investment franchise in the natural resources industry, which together with its affiliates has managed $13 billion in cumulative committed capital since inception in 1988 • Raised $244 million of permanent capital in 2004 via an IPO and completed a $61 million follow - on offering in 2008 (1) • Invested approximately $925 million in 38 separate transactions since inception • Paid out approximately $136 million to investors in the form of dividends since inception • Aggressively seeking opportunities to deploy capital (1) Net proceeds after costs. Corporate Profile Inception: 2004 Ticker Symbol: NASDAQ: NGPC Headquarters: Houston, Texas Investment Professionals: 9 Engineering Staff: 2 Energy Investment Profile Type of Investment: Debt / Equity Sectors and Industries: Upstream oil and gas Midstream oil and gas Coal mining and services Oilfield services Geographical Focus: North America Transaction Size: $5-$100+ million Targeted Hold: $10-$50 million Targeted Returns: 10% - 25% Middle Market Investment Profile Type of Investment: Debt / Equity Sectors and Industries: Niche manufacturing Value-added distribution Business services Healthcare products/services Consumer services Targeted Hold: $5-$20 million Revenue: $20-$100 million EBITDA: $3-$15 million

Company Overview NGPC NGP Capital Resources Company Page 5 Global Platform Founded in 1988, NGP Energy Capital Management is a premier investment franchise in the natural resources industry NGP Natural Resources X, L.P. Private equity for the energy and natural resources sector Growth equity for the energy and natural resources sector NGPC Mezzanine and growth capital for the energy sector and broader middle market

Company Overview NGPC NGP Capital Resources Company Page 6 Governance Structure NGP Investment Adviser, LP Ken Hersh ( NGP ECM ) David Albin ( NGP ECM ) Edward Blessing ( Ind.) Lon Kile (Ind .) Jim Latimer (Ind.) Board of Directors NGPC Ken Hersh ( NGP ECM ) Billy Quinn (NGP ECM ) Dick Covington (NGP ECM) Steve Gardner Kelly Plato Investment Committee Steve Gardner President and CEO Kelly Plato Chief Investment Officer Scott Biar Chief Financial Officer Officers Steve Gardner Kelly Plato Scott Biar 14 Employees Officers & Employees

Company Overview NGPC NGP Capital Resources Company Page 7 Why Invest in a BDC? • Business Development Companies (“BDC’s”) were created by Congress in 1980 as lenders to small and mid - sized private companies • Regulated under the Investment Company Act of 1940 – Asset diversification tests – Limited to 1:1 debt - to - equity leverage • As a Regulated Investment Company (“RIC”), BDC’s distribute substantially all earnings as dividends and pay no federal income taxes • Full transparency – Schedule of Investments – Fair value accounting – SEC disclosure requirements • BDC’s, generally, withstood the financial crisis better than other financial service companies – Conservative leverage – Diversification

Company Overview NGPC NGP Capital Resources Company Page 8 BDC Growth Model • Sources of Capital: – Bank facilities – “Baby” bonds – Convertible debt – SBIC debt – Equity offering Raise Equity Invest, Earn, Distribute Leverage Invest, Earn, Distribute

Company Overview NGPC NGP Capital Resources Company Page 9 Why Invest in NGPC? • Only BDC with energy industry focus • 7+ year track record of energy investing • Affiliation with NGP Energy Capital Management • 30 consecutive quarterly dividend payments (since inception) • Diversified $225 million portfolio, trading at a discount to NAV with an attractive dividend yield

Agenda NGPC NGP Capital Resources Company Page 10 Company Overview Investment Criteria Financial / Investor Update Partnering with NGPC

NGPC NGP Capital Resources Company Page 11 Risk vs. Reward 30%+ 20% 15% 10% NGPC 5% Sr. Sub Loans Senior Loans Mezzanine Equity Risk Return Investment Criteria

Investment Criteria NGPC NGP Capital Resources Company Page 12 Key Metrics and Business Characteristics • Structure: Debt and/or equity – Often a loan with equity kickers; high single - digit to low - teens coupon rate – Second lien, subordinated debt, preferred equity • Target Market: Small to mid - sized private and public companies with a market capitalization of less than $250 million – Will opportunistically invest in the high yield market and consider public company project finance opportunities • Target Returns: 10% – 25% • Primary Sectors and Industries: – Oil and gas production and development (limited exploration or technology risk) – Midstream – pipelines, storage, gathering / processing systems – Coal mining and services – Oilfield services – General middle market (niche manufacturing, value - added distribution, business and consumer services, healthcare products / services)

Investment Criteria NGPC NGP Capital Resources Company Page 13 Key Metrics and Business Characteristics (cont.) • Geography: North American focus / U.S. based headquarters – Company can have international assets / operations • Transaction Size : $5 – $ 100+ million • Target Investment S ize: $10 – $50 million • Management Team: – Proven energy track record – Regional, asset, and/or technical expertise – Engineering orientation – Control of operations and development • Business Characteristics: – Focus on asset coverage and cash flow – General middle market: companies with EBITDA of $3 - $15 million • Exit Strategy: Realistic and feasible

Investment Criteria NGPC NGP Capital Resources Company Page 14 Customized Financing Solutions (1) Includes overriding royalty interests, warrants, and similar securities. Senior Debt 2 nd Lien Debt Subordinated Debt Convertible Debt Preferred Equity Convertible Preferred Common Equity Mezzanine Capital • 1 st Lien Stretch • Sr. / Sub. Combined • Project Finance • Common Equity • Equity Kickers (1) • Project Equity

Investment Criteria NGPC NGP Capital Resources Company Page 15 Capital for a Broad Range of Purposes Uses of NGPC Funds Acquisitions & Buyouts Growth & Development Monetizations Structured Vehicles Project Finance Restructurings / Recaps. Special Situations Our financings enable companies to develop their assets, accelerate their growth, and position themselves for other capital markets activities

Agenda NGPC NGP Capital Resources Company Page 16 Company Overview Investment Criteria Financial / Investor Update Partnering with NGPC

Financial / Investor Update NGPC NGP Capital Resources Company Page 17 Statement of Operations – Q2 2012 vs. Q1 2012 (in $000’s) Q2 Q1 Variance Investment income $5,311 $5,619 $(308) Operating expenses 2,658 2,641 (17) Income taxes 11 12 1 Net investment income 2,642 2,966 (324) Net investment income per share $0.12 $0.14 $(0.02) Realized capital gains (losses) (6) (30) 24 Unrealized gains (losses) (1,546) 1,275 (2,821) Net increase in net assets from operations $ 1,090 $ 4,211 $(3,121) Dividends declared per share $0.13 $0.12 $0.01

NGPC NGP Capital Resources Company Page 18 Balance Sheet – Q2 2012 vs. Q4 2011 Financial / Investor Update

NGPC NGP Capital Resources Company Page 19 Investment Portfolio at June 30, 2012 Financial / Investor Update

Weighted Average Yield on Targeted Investments NGPC NGP Capital Resources Company Page 20 Financial / Investor Update 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Weighted Average Yield

NGPC NGP Capital Resources Company Page 21 Capital Invested (1) Through 7/10/12. $925 Million of Total Capital Invested (since inception) $- $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 2009 2010 2011 2012 (1) Total Capital Invested (excludes PIK) Targeted Investments Balance (at Fair Value) Financial / Investor Update

$14.03 $14.02 $13.96 $14.14 $12.15 $11.10 $10.90 $9.26 $9.29 $0.66 $1.58 $3.02 $4.63 $5.27 $5.96 $6.68 $6.93 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2004 2005 2006 2007 2008 2009 2010 2011 2012 (1) Total Return (NAV plus distributions) NAV / Share Cumulative Distributions / Share NGPC NGP Capital Resources Company Page 22 NGPC Historical Performance (1) Through 6/30/12. Returns are based on NAV and dividends only. Total Return since Inception (1) = 15.61% Annualized Return since Inception (1) = 2.48% Financial / Investor Update

$8.37 $8.13 $9.20 $7.19 $7.08 $0.64 $1.33 $2.05 $2.30 $- $2 $4 $6 $8 $10 $12 2008 2009 2010 2011 2012 (1) Total Return (Stock movements plus distributions) Price / Share Cumulative Distributions / Share NGPC NGP Capital Resources Company Page 23 NGPC Historical Stock Performance (1) Through 6/30/12. Returns are based on stock price movements and dividends only. Total Return since 1/1/09 (1) = 15.01% Annualized Return since 1/1/09 (1) = 4.08% Financial / Investor Update

NGPC NGP Capital Resources Company Page 24 Peer Group / Other BDC Comps Company Market Cap ($MM’s) Price / NAV (a) Current Dividend Yield NGP Capital (NGPC) $156 78% 7.1% Gladstone (GLAD) $176 94% 10.0% Hercules (HTGC) $547 115% 8.7% KCAP Financial (KCAP) $207 100% 12.2% Main Street (MAIN) $781 147% 7.3% MCG Capital (MCGC) $333 85% 12.4% Pennant Park (PNNT) $596 102% 10.6% TICC Capital (TICC) $374 105% 11.7% Triangle Capital (TCAP) $634 153% 8.6% Ares (ARCC) $3,721 108% 8.8% Apollo (AINV) $1,599 92% 10.2% Prospect (PSEC) $1,821 103% 11.1% (a) 8/3/12 price; most recently available NAV. Source: Stifel Nicolaus Weisel weekly BDC report. Financial / Investor Update

Agenda NGPC NGP Capital Resources Company Page 25 Company Overview Investment Criteria Financial / Investor Update Partnering with NGPC

Partnering with NGPC NGPC NGP Capital Resources Company Page 26 Why Partner with NGPC? • Actively seeking to deploy permanent and established capital • Long - term capital partner • Depth of energy, engineering, and financial experience and expertise • Customized financing solutions – “One - Stop Shop” • Pricing and structure tailored to the risk assumed • Management assistance • Speed of commitment and closing • Underwriting capability • Ability to leverage resources from NGP Energy Capital Management

Partnering with NGPC

Investment Team Contact Information

Steve Gardner Chief Executive Officer and President	Office: Email:	(713) 425-7723 SGardner@ngpcrc.com
R. Kelly Plato Chief Investment Officer	Office: Email:	(713) 425-7742 KPlato@ngpcrc.com
Scott Biar Chief Financial Officer	Office: Email:	(713) 425-7730 SBiar@ngpcrc.com
Michael D. Brown Managing Director Head of Middle Market Investments	Office: Email:	(972) 432-1389 MBrown@ngpcrc.com
Hans Hubbard Director	Office: Email:	(713) 425-7725 HHubbard@ngpcrc.com
Chris Ryals Director	Office: Email:	(713) 425-7746 CRyals@ngpcrc.com
Aaron Killian Vice President	Office: Email:	(713) 425-7758 AKillian@ngpcrc.com
John Horstman Vice President	Office: Email:	(713) 425-7735 JHorstman@ngpcrc.com
Bob Carter Financial Analyst	Office: Email:	(713) 425-7744 BCarter@ngpcrc.com

NGP Capital Resources Company
www.ngpcrc.com

Houston Office:
909 Fannin, Suite 3800
Houston, Texas 77010
Office: (713) 752-0062
Fax: (713) 752-0063
Toll Free: (877) 438-0360

Dallas Office:
125 E. John Carpenter Freeway
Suite 600
Irving, Texas 75062
Main: (972) 432-1389
Fax: (972) 432-1441

For further information or to discuss an energy financing opportunity, please contact Kelly Plato, Hans Hubbard, or Chris Ryals. For non-energy related opportunities, please contact Michael Brown.

NGPC
NGP Capital Resources Company

Page 27

an affiliate of NGP Energy Capital Management